Table of Contents

USAA Family of Funds                                    1
Message from the President                              2
Investment Review                                       4
Message from the Manager                                5
Shareholder Voting Results                              8
Financial Information:
     Statement of Assets and Liabilities               10
     Portfolio of Investments in Securities            11
     Notes to Portfolio of Investments in Securities   15
     Statement of Operations                           16
     Statements of Changes in Net Assets               17
     Notes to Financial Statements                     18

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark
Office. (copyright) 1996, USAA. All rights reserved.




USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of December 31, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call
1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*


                                                                                                 Yield
           Investment              Inception                                Since          7-Day     30-Day(1)
           Objective                 Date        1 yr    5 yrs    10 yrs   Inception       Simple      SEC

Capital Appreciation
Aggressive Growth                   10/19/81    50.42    20.44    12.02        -              -         -
Emerging Markets(2)                  11/7/94     3.65      -         -      (4.26)            -         -
Gold(2)                              8/15/84     4.04     5.60     5.46        -              -         -
Growth                                4/5/71    32.06    15.56    12.47        -              -         -
Growth & Income                       6/1/93    31.57      -         -      13.74             -         -
International(2)                     7/11/88     8.29    11.98       -       9.51             -         -
World Growth(2)                      10/1/92    12.85      -         -      12.06             -         -

Asset Allocation
Balanced Strategy                     9/1/95      -        -         -       3.24             -         -
Cornerstone Strategy(2)#             8/15/84    18.40    12.37    12.68        -              -         -
Growth and Tax Strategy(3)**#        1/11/89    22.70    10.33       -       9.81             -       3.61
Growth Strategy(2)                    9/1/95      -        -         -       6.50             -         -
Income Strategy                       9/1/95      -        -         -       9.94             -       4.47

Income - Taxable
GNMA                                  2/1/91    16.76      -         -       8.64             -       6.64
Income                                3/4/74    24.47    10.91    10.43        -              -       6.25
Income Stock                          5/4/87    28.62    14.35       -      12.12             -         -
Short-Term Bond                       6/1/93    11.18      -         -       5.33             -       6.43

Income - Tax Exempt
Long-Term(3)**                       3/19/82    18.58     8.44     8.62        -              -       5.40
Intermediate-Term(3)**               3/19/82    15.07     8.22     7.95        -              -       4.93
Short-Term(3)**                      3/19/82     8.11     5.59     5.87        -              -       4.36
California Bond(3)**                  8/1/89    21.85     8.39       -       8.01             -       5.23
Florida Tax-Free Income(3)**         10/1/93    18.90      -         -       3.39             -       5.35
New York Bond(3)**                  10/15/90    18.07     8.60       -       9.25             -       5.31
Texas Tax-Free Income(3)**            8/1/94    22.22      -         -      12.43             -       5.18
Virginia Bond(3)**                  10/15/90    17.08     8.42       -       8.79             -       5.22

Money Market
Money Market(4)                       2/2/81     5.80     4.54     5.97        -            5.48        -
Tax Exempt Money Market(3),(4)**      2/6/84     3.70     3.32     4.36        -            4.33        -
Treasury Money Market Trust(4)        2/1/91     5.59      -         -       4.17           5.26        -
California Money Market(3),(4)**      8/1/89     3.64     3.15       -       3.70           4.14        -
Florida Tax-Free Money
                   Market(3),(4)**   10/1/93     3.57      -         -       2.90           4.28        -
New York Money Market(3),(4)**      10/15/90     3.59     2.98       -       3.04           4.27        -
Texas Tax-Free Money Market(3),(4)**  8/1/94     3.56      -         -       3.36           4.08        -
Virginia Money Market(3),(4)**      10/15/90     3.52     3.13       -       3.21           4.07        -

(1) Calculated as prescribed by the Securities and Exchange Commission.

(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions.  No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia,
   Florida, and Texas funds available to residents only.

#  Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.





Message from the President


[A photo of Michael J.C. Roth, President and Vice Chairman of the Board, appears here]

We regularly get letters and phone calls from our customers commenting on the things we do and the services we provide. We value all of these communications, whatever their tone. They let us know what we have done wrong and what we have done right.

There have been two events in the past couple of years that generated lots of letters. When I say "lots," I really mean dozens, which is small in relation to our base of over 450,000 shareholders. But, those dozens are meaningful to us as a signal that a chord has been struck, and we pay attention. The first event was the changes we made to our statements, consolidating information on multiple fund accounts into a single mailing. Some of you were uncomfortable with the fact that each fund's activity was no longer on an individual piece of paper in the statement. We hope that by now all of you have noted that the annual statement we sent you in January for the previous year does have separate pages that record all of the transactions for each fund owned. These records can easily be filed by fund.

This time last year when we held some meetings with shareholders in ten cities around the country, we addressed the statement ourselves just to get your feedback. At every meeting there was invariably one person who stood up and said, "I like the new statement." However, there will be some format changes to our statements beginning in April, which I hope all of you will enjoy.

The second event occurred recently. In rushing to meet a deadline, we managed to send out a piece that incorrectly described dollar-cost averaging. In a way, it was good to know how many of you read our pieces carefully because we sure did hear from several of you. It was terribly embarrassing for us, but not altogether bad because we learned from it.

These events are part of a relationship with you that we enjoy.
We enjoy it, in large part, because you do not write or call only when something is amiss. You also let us know when we have done well and helped you. For many years, we have preserved your letters which compliment one of our people, and present that letter to the person you have noted. We call this a "Laurel," and it has been one of the most successful means of recognition for individuals we have ever seen.

We look forward to hearing from you. It helps us serve you better.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


                         INVESTMENT REVIEW

GROWTH FUND

Objective: Long-term growth of capital with secondary objectives of regular income and conservation of principal.

TYPES OF INVESTMENTS:  Primarily common stocks.

                                               7/31/95           1/31/96

Net Assets                                  $922.8 Million     $1,107.7 Million
Net Asset Value Per Share                      $19.06               $19.85

Average Annual Total Returns as of 1/31/96
July 31, 1995 to January 31, 1996                            11.32%**
1 Year                                                       29.85%
5 Years                                                      15.30%
10 Years                                                     12.64%

**Total returns for periods of less than one year are not annualized.
  This six-month return is cumulative.



[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 1/31/86 to 1/31/96, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: the S&P 500 Index - $41,083 and the USAA Growth Fund - $32,873.]


The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely heldpublicly traded stocks. Is is not possible to invest directly in the S&P 500 Index.


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.






Message from the Manager



(Photo of David G. Parsons, Portfolio Manager, appears here.)


Strategy

The USAA Growth Fund is managed as a contrarian fund, which means it seeks growth companies that are out-of-favor with the market when purchased. At times, a substantial portion of the Fund's assets may be placed in out-of-favor cyclical(1) companies that present extremely compelling values. The Fund seeks to buy companies in out-of-favor industries (i.e. those that have significantly underperformed the market over the past one to three years) in all sectors of the market.

(1) A company whose stock tends to rise quickly when the economy turns up and to fall quickly when the economy turns down.

In accordance with the Fund's strategy, I began purchasing gold mining stocks in December 1995. Gold companies currently comprise over 12% of the net assets of the Fund. The Fund remains heavily overweighted in oil, tobacco and trucking companies. The Fund is approximately market weighted in healthcare stocks and overweighted in airlines and autos. Partial sales of airlines, autos and other companies, as well as cash on hand, have been used to pay for gold stocks.

                                         % of Net
              Industry                    Assets
             ---------------------------------------
              Oil-related                  24.1
              Tobacco                      21.9
              Gold mining                  12.2
              Healthcare-related            8.8
              Trucking                      6.7
              Airlines                      5.3
              Autos                         4.4


Performance

For the six-month period ending January 31, 1996, the Fund did well compared to its peers, generating a cumulative total return of 11.32%
versus 8.72% for the Lipper Growth Fund Index.(2)   However, the Fund
underperformed the S&P 500.(3) Tobacco and gold greatly outperformed the market; petroleum and autos performed in line; healthcare, airlines and trucking significantly underperformed.

(2) Source: Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

(3) This index, like most broadmarket indices, is a hypothetical portfolio which, unlike a mutual fund, has no operating expenses or transaction cost. It assumes all income and capital gains are reinvested.

See page 11 for a complete listing of the Portfolio of Investments in Securities.




Method of Procedure

I do not forecast the economy or the market because no one has perfect insight into the directions they take. Instead, I identify companies with a future and scarcity value. Because their actual and potential problems are thoroughly disseminated, they're available at bargain prices. Beyond identifying companies and industries that meet these standards, one must ask what plausible changes in the future environment will spark a turnaround. When the stocks regain the market's graces, which almost always happens - at least to the companies that avoid bankruptcy - they are sold. The question of when to sell popular stocks, especially in the context of a bull market, has a great bearing on fund performance. Nevertheless, the Fund acts in a contrarian fashion in its sales as well as its purchases.


                    Top 10 Equity Holdings
                      (% of Net Assets)

               RJR Nabisco                   4.6
               UST                           4.6
               Philip Morris Companies       4.2
               B.A.T. Industries plc ADR     3.2
               Student Loan Marketing Assn   3.1
               Warner-Lambert                2.5
               Schlumberger                  2.5
               Royal Dutch Petroleum         2.5
               Texaco                        2.2
               General Motors                2.1




               Shareholder Voting Results

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown for the Growth Fund only for proposal (2) and in the aggregate for the entire USAA Mutual Fund, Inc. (the Company) for proposals (1) and (3).

(1) Proposal to elect a Board of Directors as follows:

                                  Votes              Votes
      Director                    For              Withheld
     -------------------------------------------------------
     Hansford T. Johnson*     958,654,342           22,342,020
     Michael J.C. Roth        959,226,525           21,769,837
     John W. Saunders, Jr.    958,343,963           22,652,399
     George E. Brown          953,414,718           27,581,644
     Howard L. Freeman, Jr.   959,776,745           21,219,617
     Richard A. Zucker        947,484,789           33,511,573
     Barbara B. Dreeben       945,379,515           35,616,847

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office terminated on December 31, 1995.

* On December 4, 1995, Hansford T. Johnson announced his departure from the Board effective December 31, 1995. The Board elected M.
Staser Holcomb to succeed Mr. Johnson.

(2) Proposals to amend certain investment restrictions as follows:

                                                 Number of Shares Voting
                                                For      Against     Abstain
                                                ----     --------    -------

Proposal to amend the 5% and 10% issuer      22,809,364   1,836,052  1,154,620
diversification restrictions to apply to 75% of a Fund's total assets rather than 100%.

Proposal to amend the restriction relating  21,743,951    2,668,886  1,387,199
to borrowing to allow a Fund to borrow
an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) for temporary or emergency purposes.

Proposal to amend the restriction relating  21,960,964    2,398,748   1,440,323
to lending portfolio securities to permit a Fund to lend up to 331/3% of its total assets to other parties.

Proposal to reclassify the investment       22,063,231    2,223,899   1,512,906
restriction on illiquid securities from
fundamental to non-fundamental and amend the restriction to permit investments in illiquid securities, including repurchase agreements maturing in more than seven days, to no more than 15% of the value of a Fund's net assets.

Proposal to reclassify the 5% restriction   22,020,779    2,311,877   1,467,369
on investment in new issuers from fundamental to non-fundamental. This would allow the Board of Directors to amend or eliminate this investment policy in the future, without shareholder approval.

Proposal to reclassify the joint trading    22,425,289   1,868,304    1,506,442
account restriction from fundamental to
non-fundamental.

(3) Proposal to ratify or reject the       919,046,882  22,848,992   39,100,482
selection by the Board of Directors of
KPMG Peat Marwick LLP as auditors for
the Company for the fiscal year ending
July 31, 1995.




Growth Fund
Statement of Assets and Liabilities
(In Thousands)

January 31, 1996
(Unaudited)

Assets
  Investments in securities, at market value (identified cost of $935,946)   $ 1,107,248
  Cash                                                                               360
  Receivables:
         Capital shares sold                                                         430
         Dividends and interest                                                    1,711
         Securities sold                                                           1,803
                                                                               ---------
           Total assets                                                        1,111,552
                                                                               ---------
Liabilities
  Securities purchased                                                             2,370
  Capital shares redeemed                                                            571
  USAA Investment Management Company                                                 686
  USAA Transfer Agency Company                                                       182
  Accounts payable and accrued expenses                                               41
                                                                             -----------
           Total liabilities                                                       3,850
                                                                             -----------
              Net assets applicable to capital shares outstanding            $ 1,107,702
                                                                             ===========
Represented by:
  Paid-in capital                                                            $   908,830
  Accumulated undistributed net investment income                                    429
  Accumulated net realized gain on investments                                    27,141
  Net unrealized appreciation of investments                                     171,302
                                                                             -----------
              Net assets applicable to capital shares outstanding            $ 1,107,702
                                                                             ===========
  Capital shares outstanding                                                      55,813
                                                                             ===========
  Net asset value, redemption price, and offering price per share            $     19.85
                                                                             ===========


See accompanying notes to financial statements.




Growth Fund
Portfolio of Investments in Securities

January 31, 1996
(Unaudited)

                                                            Market
   Number                                                   Value
   of Shares        Security                               (000)
  -----------       --------                               -------

              Common Stocks (97.8%)

              Airlines (5.3%)
   250,000    AMR Corp.*                                  $ 19,000
   250,000    Delta Air Lines, Inc.                         17,094
   800,000    Southwest Airlines Co.                        20,800
   151,900    USAir Group, Inc.*                             2,278
                                                          ---------
                                                            59,172
                                                          ---------
               Automobiles (4.4%)
   250,000     Chrysler Corp.                               14,438
   350,000     Ford Motor Co.                               10,369
   450,000     General Motors Corp.                         23,681
                                                          ---------
                                                            48,488
                                                          ---------

               Chemicals - Specialty (0.7%)
   150,000     Sigma-Aldrich Corp.                           7,875
                                                           --------
               Conglomerates (1.4%)
 1,000,000     Hanson plc ADR                               15,500
                                                           --------
               Distribution & Pipelines (1.7%)
   500,000     Enserch Corp.                                 7,312
   261,200     Sonat Offshore Drilling, Inc.                12,048
                                                           --------
                                                            19,360
                                                           --------
               Drugs (1.8%)
   250,000     ALZA Corp.*                                   7,063
   300,000     Pharmacia & Upjohn, Inc.                     12,562
                                                           --------
                                                            19,625
                                                           --------

               Finance - Business/Commercial (3.1%)
   463,500     Student Loan Marketing Assn.                 34,125
                                                           --------

               Gaming Companies (1.0%)
   950,000     International Game Technology                11,281
                                                           --------

               Gold Mining (12.2%)
 1,270,000     Battle Mountain Gold Co.                     13,494
   583,900     Coeur D'Alene Mines Corp.*                   13,284
   700,000     Driefontein Consolidated Ltd.                10,325
   765,000     Hecla Mining Co.*                             6,598
   745,000     Hemlo Gold Mines, Inc.                        9,012
 1,100,000     Homestake Mining Co.                         20,762
   800,000     Kloof Gold Mining Co. Ltd.                   10,000
   400,000     Newmont Mining Corp.                         22,400
   950,000     Vaal Reefs Exploration & Mining Ltd. ADR      9,738
   405,000     Western Deep Levels Ltd. ADR                 19,389
                                                            -------
                                                           135,002
                                                           --------

               Healthcare - Diversified (2.5%)
   300,000     Warner-Lambert Co.                           28,125
                                                            -------

               Manufacturing - Diversified Industries (1.2%)
   400,000     Hillenbrand Industries, Inc.                 13,300
                                                           --------

               Medical Products & Supplies (4.5%)
   482,000     Bausch & Lomb, Inc.                          18,738
   200,000     C.R. Bard, Inc.                               7,000
 1,000,000     United States Surgical Corp.                 23,625
                                                           --------
                                                            49,363
                                                           --------
               Oil - Domestic (5.3%)
   200,000     Amerada Hess Corp.                           11,025
   185,000     Atlantic Richfield Co.                       21,021
   400,000     Occidental Petroleum Corp.                    8,600
   150,000     Pennzoil Co.                                  6,094
   400,000     Unocal Corp.                                 11,950
                                                            -------
                                                            58,690
                                                            -------
               Oil - Exploration & Production (2.5%)
   400,000     Apache Corp.                                 10,750
   300,000     Burlington Resources, Inc.                   11,250
   285,000     Union Texas Petroleum Holdings, Inc.          5,201
                                                           --------
                                                            27,201
                                                           --------
               Oil - International (7.7%)
   200,000     British Petroleum Co. plc ADR                19,525
   275,000     Chevron Corp.                                14,266
   200,000     Royal Dutch Petroleum Co.                    27,800
   300,000     Texaco, Inc.                                 24,262
                                                           --------
                                                            85,853
                                                           --------

               Oil & Gas Drilling (2.1%)
   302,000     Diamond Offshore Drilling, Inc.*             11,514
 1,300,000     Global Marine, Inc.*                         11,212
                                                           -------
                                                            22,726
                                                           -------
               Oil Well Equipment & Service (6.5%)
   500,000     Baker Hughes, Inc.                           12,937
   400,000     Halliburton Co.                              20,650
    40,000     Highlands Insurance Group, Inc.*                765
   400,000     Schlumberger Ltd.                            28,050
   282,500     Tidewater, Inc.                               9,358
                                                           -------
                                                            71,760
                                                           -------
               Paper & Forest Products (1.5%)
   658,600     Schweitzer-Mauduit International, Inc.*      16,383
                                                           -------
               Pollution Control (1.5%)
    50,000     Browning-Ferris Industries, Inc.              1,475
   525,000     WMX Technologies, Inc.                       15,685
                                                           -------
                                                            17,160
                                                           -------
               Restaurants (0.7%)
   600,000     Brinker International, Inc.*                  7,725
                                                           -------

               Tobacco (21.9%)
   400,000     American Brands, Inc.                        18,250
 1,950,000     B.A.T. Industries plc ADR                    35,100
 1,150,550     Dimon, Inc.                                  21,573
   500,000     Philip Morris Companies, Inc.                46,500
 1,575,292     RJR Nabisco Holdings Corp.                   51,197
   847,600     Universal Corp.                              19,813
 1,500,000     UST, Inc.                                    50,437
                                                          ---------
                                                           242,870
                                                          ---------
               Transportation - Miscellaneous (1.6%)
   228,800     Federal Express Corp.*                       17,418
                                                          ---------

               Truckers (6.7%)
   375,000     American Freightways Corp.*                   3,797
   250,000     Arnold Industries, Inc.                       3,641
   279,600     Caliber System, Inc.                         10,625
   600,000     Consolidated Freightways, Inc.               13,800
   153,959     Heartland Express, Inc.*                      3,502
   350,000     J.B. Hunt Transport Services, Inc.            5,469
   250,000     Landstar Systems, Inc.*                       6,250
   351,500     M.S. Carriers, Inc.*                          5,624
   139,800     Roadway Express, Inc.                         1,538
   187,500     Swift Transportation Co., Inc.*               3,281
   351,300     TNT Freightways Corp.                         6,499
   255,000     Werner Enterprises, Inc.                      5,482
   402,000     Yellow Corp.*                                 4,824
                                                           --------
                                                            74,332
                                                         ----------
               Total common stocks (cost: $912,032)      1,083,334
                                                         ----------

                     Short-Term (2.2%)
  Principal
  Amount                               Coupon
  (000)                                 Rate      Maturity
  ------                               ------     --------
              Commercial Paper
 $ 6,661      Commercial Credit Co.     5.42%     2/01/96      6,661
  17,256      Prudential Funding Corp.  5.65      2/02/96     17,253
                                                             -------
               Total short-term (cost: $23,914)               23,914
                                                             -------

               Total investments (cost: $935,946)         $1,107,248
                                                          ==========
     *Non-income producing.







Growth Fund
Notes to Portfolio of Investments in Securities

January 31, 1996
(Unaudited)


General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.



See accompanying notes to financial statements.








Growth Fund
Statement of Operations
(In Thousands)

Six-month period ended January 31, 1996
(Unaudited)


Net investment income:
     Income:
        Dividends                                         $ 12,113
        Interest                                             1,368
                                                            ------
            Total income                                    13,481
                                                            ------
     Expenses:
        Management fees                                      3,754
        Transfer agent's fees                                1,046
        Custodian's fees                                        79
        Postage                                                125
        Shareholder reporting fees                              48
        Directors' fees                                          2
        Registration fees                                       59
        Audit fees                                              15
        Legal fees                                               2
        Other                                                   16
                                                            ------
            Total expenses                                   5,146
                                                            ------
              Net investment income                          8,335
                                                            ------
Net realized and unrealized gain on investments:
     Net realized gain                                      40,226
     Change in net unrealized appreciation/depreciation     61,592
                                                        ----------
                    Net realized and unrealized gain       101,818
                                                        ----------
Increase in net assets resulting from operations        $  110,153
                                                        ==========
See accompanying notes to financial statements.






Growth Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended January 31, 1996
and Year ended July 31, 1995
(Unaudited)

                                                                1/31/96       7/31/95
                                                                 -------       -------

From operations:
     Net investment income                                      $  8,335     $ 12,245
     Net realized gain on investments                             40,226       48,004
     Change in net unrealized appreciation/depreciation of
          investments                                             61,592      118,291
                                                                 -------      --------
          Increase in net assets resulting from operations       110,153      178,540
                                                                 -------      --------
Distributions to shareholders from:
     Net investment income                                       (15,339)     (10,408)
                                                                 -------      --------
     Net realized gains                                          (49,084)     (90,772)
                                                                 --------     --------
From capital share transactions:
     Shares sold                                                  141,625      235,002
     Shares issued for dividends reinvested                        63,056       99,768
     Shares redeemed                                              (65,530)    (107,994)
                                                                  --------    ----------
       Increase in net assets from capital share transactions      139,151     226,776
                                                                  --------    ----------
Net increase in net assets                                         184,881     304,136
Net assets:
     Beginning of period                                           922,821     618,685
                                                                  --------     --------
     End of period                                              $1,107,702   $ 922,821
                                                                ==========   ==========
Undistributed net investment income included in net assets:
     Beginning of period                                        $    7,433   $   5,596
                                                                ==========   ==========
     End of period                                              $      429   $   7,433
                                                                ==========   ==========
Change in shares outstanding:
     Shares sold                                                     7,495      13,617
     Shares issued for dividends reinvested                          3,372       5,967
     Shares redeemed                                                (3,470)     (6,269)
                                                                -----------    ---------
          Increase in shares outstanding                             7,397      13,315
                                                                ===========    =========
Authorized shares of $.01 par value                                 75,000      75,000
                                                                ===========    =========

See accompanying notes to financial statements.








Growth Fund
Notes to Financial Statements
(In Thousands)

January 31, 1996
(Unaudited)


(1) Summary of Significant Accounting Policies

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of seven separate funds.
The information presented in this semiannual report pertains only to the Growth Fund (the Fund). The Fund's primary investment objective is long-term growth of capital, with secondary objectives of regular income and conservation of principal.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.


(2) Lines of Credit

The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation, an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets at the lending institution's borrowing rate plus a markup to cover costs. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1996.


(3) Distributions

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year.


(4) Investment Transactions

Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1996 were $254,669 and $178,126, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1996 was $186,981 and $15,679, respectively.


(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 1996 was $20.



(6) Transactions with Affiliates

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 1996, the Association and its affiliates owned 1,306 shares (2.3%) of the Fund.



(7) Financial Highlights


Per share operating performance for a share outstanding throughout each period is as follows:

                             Six-month         Year        Ten-month
                             period ended      ended    period ended
                             January 31,     July 31,      July 31,       Year ended September 30,
                                 1996          1995          1994          1993       1992       1991
                                -----          -----         -----         ----       ----       ----

Net asset value at
  beginning of period         $ 19.06        $ 17.63       $ 19.76      $ 17.49    $ 16.28    $ 13.25
Net investment income             .15            .26           .19          .19        .36        .46
Net realized and
     unrealized gain (loss)      1.90           3.95          (.17)        2.67       1.26       3.03
Distributions from net
     investment income           (.29)          (.27)         (.16)        (.32)      (.41 )     (.46)
Distributions of realized
     capital gains               (.97)         (2.51)         (1.99)       (.27)        -          -
                             --------        --------      ---------     -------    -------     --------
Net asset value at
     end of period            $ 19.85        $ 19.06        $ 17.63     $   19.76     $ 17.49    $ 16.28
                             ========        ========      =========     =========    =======     =======
Total return (%) *              11.32          26.46            .31         16.77       10.17       27.12
Net assets at
     end of period (000)   $1,107,702       $922,821     $  618,685     $ 605,457    $432,125    $318,846
Ratio of expenses to
     average net assets (%)      1.03(a)        1.04           1.04 (a)      1.07        1.07       1.11
Ratio of net investment
     income to average
     net assets (%)              1.66(a)        1.63           1.33 (a)      1.07        2.27       3.18
Portfolio turnover (%)          18.70          69.64         117.80         96.19       39.39      36.99
Average commission
    rate paid per share    $     .050

(a)  Annualized. The ratio is not necessarily indicative of 12 months of operations.
* Assumes reinvestment of all dividend income and capital gain distributions during the period.